                                                                   Exhibit 10.2

                            STOCK PURCHASE AGREEMENT


                  THIS AGREEMENT is made as of the 26th day of March, 2002, between Cell Pathways, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 702 Electronic Drive, Horsham, Pennsylvania 19044 and each purchaser whose name is set forth on the signature page hereof (each a "Purchaser" and collectively, the "Purchasers").

                  IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and each Purchaser, intending to be legally bound, agree as follows:

                  SECTION 1. Authorization of Sale of the Units. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 2,390,269 units (the "Units"), each consisting of one share (each, a "Share" and, collectively, the "Shares") of the common stock, $0.01 par value per share, of the Company (the "Common Stock") and one warrant (each, a "Warrant" and, collectively, the "Warrants"), to purchase one quarter (1/4) of one share of Common Stock (each, a "Warrant Share" and, collectively, the "Warrant Shares"). The terms of the Warrants shall be as set forth in the form of Warrant set forth as Exhibit A attached hereto.

                  SECTION 2. Agreement to Sell and Purchase the Units. At the Closing (as defined in Section 3), the Company will sell to each Purchaser, and such Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Units shown, and at the purchase price shown, opposite such Purchaser's name on Schedule A attached hereto. The Shares and the Warrants constituting the Units shall become immediately separable and transferable upon the Closing. The Company may simultaneously enter into a similar form of this purchase agreement with certain other investors (the "Other Purchasers") and complete sales of Units to them, although it is understood that there is no minimum number of Units that are required to be sold by the Company. (The Purchaser and the Other Purchasers, if any, are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the similar agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements.")

                  SECTION 3. Delivery of the Units at the Closing. The completion of the purchase and sale of the Units (the "Closing") shall occur on March 26, 2002, at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19102, or at such other time or place as may be agreed upon by the Company and each Purchaser (the "Closing Date"). At the Closing, the Company shall deliver to such Purchaser one or more stock certificates for the Shares and one or more Warrants registered in the name of such Purchaser, or in such name(s) as designated by such Purchaser, based on the number of Units set forth in Section 2 above. The name(s) in which the stock certificates for the Shares and the Warrants are to be registered are set forth in the Stock Certificate and Warrant Questionnaire set forth on Appendix I attached hereto. The Company's obligation to complete the purchase and sale of the Units and deliver such stock certificate(s) and Warrant(s) to each Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company in its sole discretion: (i) receipt by the Company of immediately available funds in the full amount of the purchase price for the Units being purchased hereunder; (ii) completion of the purchases and sales under the Agreements with any Other Purchasers; and (iii) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing; provided, however, that in the event that condition (ii) or, with respect to Other Purchasers, condition (iii) is not met, each Purchaser shall have the right, but not the obligation, to purchase the Units which such Other Purchaser (the "Defaulting Purchaser") should have purchased on the same terms, and if Other Purchasers want to exercise this right, on a pro rata basis (based on the number of Units purchased hereunder and under the other purchase agreements) with any Other Purchasers exercising the right, and if the Purchaser and/or Other Purchasers exercise this right, the condition shall be deemed to have been met. Each Purchaser's obligation to accept delivery of such stock certificate(s) and Warrant(s) and to pay for the Units evidenced thereby shall be subject to the accuracy in all material respects of the representations and warranties made by the Company in the Purchase Agreement and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing.

                  SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, each Purchaser as follows:

                  4.1. Organization and Qualification. Each of the Company and Cell Pathways Pharmaceuticals, Inc. (the "Subsidiary") is a corporation duly organized and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as currently conducted. Each of the Company and the Subsidiary is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the Company or the Subsidiary, respectively, conducts business, except where the failure to be so organized or in good standing would not be reasonably likely to have a material adverse effect on the business, condition (financial or otherwise) or results of operations of the Company or the Subsidiary, taken as a whole.

                  4.2. Authorized and Issued Capital Stock.

                  (a) As of December 31, 2001, the authorized capital stock of the Company consists of (i) 150,000,000 shares of Common Stock, of which 31,148,255 shares were issued and outstanding, and (ii) 10,000,000 shares of preferred stock, par value $0.01 per share, of which no shares are issued and outstanding. As of such date, the Company had issued options, warrants and other securities convertible into an aggregate of 8,326,149 shares of Common Stock. In addition, the Company has agreed in principal to issue 1,700,000 shares of Common

Stock to certain parties in connection with litigation between the Company and such parties, as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (the "2001 Form 10-K"). Holders of the shares of Common Stock have certain rights pursuant to the terms of a Rights Agreement, dated as of December 3, 1998, between the Company and Registrar and Transfer Company, as rights agent. All of the outstanding shares of Common Stock were validly issued and are fully paid and non-assessable shares.

                  (b) The Common Stock is currently included for listing in the Nasdaq National Market.

                  4.3. Due Execution, Delivery and Performance of this Agreement. The execution, delivery and performance of this Agreement and the Warrants by the Company, including, without limitation, the issuance of the Shares, the Warrants and the Warrant Shares (when issued pursuant to the terms of the Warrants) (i) have been duly authorized by all requisite corporate action by the Company and (ii) will not violate (A) the Certificate of Incorporation (the "Certificate of Incorporation") or the Bylaws (the "Bylaws") of the Company, (B) any law, statute, rule or regulation applicable to the Company, or
(C) any provision of any indenture, mortgage, agreement, contract or other material instrument to which the Company is a party or by which the Company or any of its properties or assets is bound as of the date hereof, and (iii) will not result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other material instrument or result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance, of any material nature whatsoever, upon any properties or assets of the Company, except for such violations (other than in the case of clause (ii)(A)), breaches, defaults or encumbrances which would not be reasonably likely to have a material adverse effect on the business, condition (financial or otherwise) or results of operations of the Company. The Company has no Significant Subsidiaries (as such term is defined in Regulation S-X promulgated by the Commission), except for the Subsidiary. Upon execution and delivery, and assuming the valid execution thereof by the respective Purchasers, this Agreement and the Warrants will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification and contribution agreements of the Company in
Section 7.4 hereof may be legally unenforceable.

                  4.4. Issuance, Sale and Delivery of the Shares and Warrant Shares. When issued and paid for, the Shares to be sold hereunder by the Company and the Warrant Shares (when issued pursuant to the terms of the Warrants) will be validly issued and outstanding, fully paid and non-assessable. Neither the sale of the Shares and Warrants, the issuance of the Warrant Shares (when issued pursuant to the terms of the Warrants) nor the Company's performance of its obligations pursuant to this Agreement and the Warrants shall (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares, the Warrants, the Warrant Shares or any of the assets of the Company, or (ii) entitle the holders of the outstanding Common Stock to preemptive or other similar rights to subscribe to or acquire Common Stock or other securities of the Company.

                  4.5. Exemption from Registration. Assuming the accuracy of each Purchaser's representations and warranties set forth in Section 5 hereof, the offer, issuance and sale of the Shares and Warrants pursuant to the terms of this Agreement and the Warrant Shares pursuant to the terms of the Warrants are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act").

                  4.6. SEC Documents; Financial Statements. The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "Exchange Act"), and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "Commission") pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company has delivered or made available to the Purchaser true and complete copies of all SEC Documents (including, without limitation, proxy information and solicitation materials and registration statements) filed with the Commission since December 31, 2000. As of their respective dates, the SEC Documents (as amended by any amendments filed prior to the date of this Agreement or any Closing Date and provided to each Purchaser) complied or, in the case of any such amendment, will comply, as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder. As of the date it was filed, the 2001 Form 10-K did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and the lack of footnotes); provided, that anything else in this Section 4.6 notwithstanding, the Company makes no representation or warranty in the previous two sentences with respect to any impact upon the Company's financial statements or SEC

Documents resulting from regulations or laws of any governmental entity enacted specifically to affect Arthur Andersen LLP.

                  4.7. No Material Change. As of the date hereof, to the knowledge of the Company, there has been no undisclosed material adverse change in the business, condition (financial or otherwise) or results of operations of the Company or the Subsidiary since December 31, 2001, it being understood that
(a) the Company has not achieved material revenues and that the continued expenditure of resources in the Company's continuing operations does not constitute a material adverse change within the meaning of this paragraph, and
(b) that the Company is engaged in ongoing projects and processes whose outcomes are uncertain and that the ongoing developments in respect of these projects and processes do not constitute a material adverse change within the meaning of this paragraph. By way of example and not by way of limitation, the ongoing projects and processes whose outcomes are uncertain include (i) the ongoing clinical trials of Aptosyn(R) (exisulind) and CP 461; (ii) the pendency of patent applications in the patent offices of the United States and other countries;
(iii) the pendency and completion of settlement of class action litigation filed against the Company, as described most recently in the notes to the financial statements included as part of the Company's Annual Report on Form 10-K for the year ended December 31, 2001, which litigation is subject to developments that cannot be predicted by the Company; (iv) the Company's recent distribution agreement with Sinclair Pharmaceuticals, Ltd. pursuant to which the Company has acquired rights to distribute the product Gelclair TM in North America, and which is subject to risks and uncertainties inherent in introducing a product into the marketplace; and (v) the collaborations with major pharmaceutical companies for combination therapy trials which are subject to change, delay or cancellation due to any one or more factors which may develop at any time.

                  4.8. Legal Opinion. Prior to and as a condition to the Closing, Morgan, Lewis & Bockius, LLP, counsel to the Company, will deliver a legal opinion to the Purchasers as to the valid issuance of the Shares and Warrant Shares, a draft of which has been provided to the Purchasers prior to the date hereof.

                  4.9. Listing of Common Stock. The Company shall use its best efforts to cause the Shares and the Warrant Shares to be included for listing in the Nasdaq National Market and to maintain the listing of the Shares and the Warrant Shares on each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed.

                  4.10 Eligibility. The Company is currently eligible to register the resale of the Shares and the Warrant Shares on a registration statement on Form S-3 under the Securities Act.

                  4.11 No Undisclosed Liabilities. To the knowledge of the Company, neither the Company nor the Subsidiary has any liabilities or obligations not reflected or disclosed in the SEC Documents, other than those liabilities incurred in the ordinary course of its respective business since December 31, 2001 or liabilities or obligations, individually or in the aggregate, which do not or would not have a material adverse effect on the Company or the Subsidiary, taken as a whole.

                  4.12 No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to the Company, the Subsidiary or their respective business, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed, other than any such event or circumstance which is required to be disclosed in the Company's next periodic report to be filed pursuant to the Exchange Act, but is not required to be publicly disclosed or announced prior to the filing of such report.

                  4.13 No General Solicitation. None of the Company, the Subsidiary or, to the Company's knowledge, any of their respective Affiliates, as such term is defined in Rule 405 under the Securities Act, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act ("Regulation D")) in connection with the offer or sale of the Units.

                  4.14 No Litigation. Except as set forth in the SEC Documents, no litigation or claim against the Company or the Subsidiary is pending or, to the Company's knowledge, threatened.

                  SECTION 5. Representations, Warranties and Covenants of the Purchasers.

                  (a) Each Purchaser acknowledges that the offering and sale of the Shares and Warrants and the issuance of the Warrant Shares upon exercise of the Warrants have not been registered under the Securities Act or any state securities law and that the Shares, the Warrants and the Warrant Shares may not be offered, sold, pledged or otherwise transferred (i) in the absence of such registration, (ii) unless the Company receives an opinion of counsel reasonably acceptable to it that such offer, sale, pledge or transfer is exempt from any registration and prospectus delivery requirements of the Securities Act and any applicable state securities laws or (iii) unless the Shares or the Warrant Shares, as the case may be, are sold pursuant to Rule 144 promulgated under the Securities Act ("Rule 144") in accordance with the terms of such rule. Each certificate for the Shares issued at the Closing, or the Warrant Shares, as the case may be, or upon direct or indirect transfer of or in substitution thereof, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under any applicable state securities laws and may not be offered, sold, pledged or transferred in the absence of such registration unless the Company receives an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that such offer, sale, pledge or transfer is exempt from any registration and prospectus delivery requirements of the Securities Act and such applicable state securities laws.

                  Each Purchaser acknowledges and agrees that the Warrants will contain a similar legend, as set forth on the top of the form of Warrant set forth in Exhibit A.

                  (b) Each Purchaser represents and warrants, as of the date hereof and as of the Closing Date, to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in equity securities presenting an investment decision like that involved in the purchase of the Units, including investments in equity securities issued by development-stage biopharmaceutical companies; (ii) the Purchaser or its counsel, accountants or other investment advisers have requested, received, reviewed and considered all information deemed relevant by them in making an informed decision to purchase the Units, (iii) the Purchaser is acquiring the Units for its own account for investment only and with no present intention of distributing any of the Units, and there is no arrangement or understanding with any other persons regarding the distribution of the Units; provided however, that such representation and warranty will not limit the Purchaser's right to sell Shares or Warrant Shares pursuant to the Registration Statement or pursuant to an exemption from the Securities Act; (iv) the Purchaser will not, directly or indirectly, offer, sell (including sell short), pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares or Warrant Shares except in compliance with the Securities Act and the rules and regulations promulgated thereunder; (v) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire and the Stock Certificate and Warrant Questionnaire, both set forth on Appendix I attached hereto, for use in preparation of the Registration Statement, and the answers thereto are true, correct and complete in all material respects as of the date hereof and will be true, correct and complete in all material respects as of the effective date of the Registration Statement; (vi) the Purchaser has, in connection with its decision to purchase the Units, relied solely upon the SEC Documents and the representations and warranties contained herein, as well as any investigation completed by the Purchaser or its counsel, accountants or other investment advisers; and (vii) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D.

                  (c) Each Purchaser agrees not to make any sale of the Shares or Warrant Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and each Purchaser acknowledges and agrees that such Shares and Warrant Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares or the Warrant Shares is accompanied by a separate officer's certificate: (i) in the form set forth on Appendix II attached hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) such Shares or Warrant Shares have been sold pursuant to and in accordance with the Registration Statement and the "Plan of Distribution" section of the prospectus included therein and (B) the requirement of delivering a current prospectus has been satisfied, unless exempt from registration and prospectus delivery requirements. Each Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Purchaser agrees that it will not sell any Shares or Warrant during the period commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Company shall only be able to suspend the use of said prospectus for periods aggregating no more than ninety (90) days in any twelve month period (the "Aggregate Period"), of which no individual period shall be longer than forty-five (45) consecutive days; provided, that should a Lock-Up Period (as defined below in Section 5(e) hereof) occur, then the Aggregate Period for the twelve month period during which such Lock-Up Period occurs shall be reduced by a number of days equal to the number of days in such Lock-Up Period, but in no case shall the Aggregate Period be reduced to a number of days that is less than sixty (60) days. Each Purchaser further agrees to notify promptly the Company of the sale of any or all of such Purchaser's Shares or Warrant Shares, and to notify promptly the Company in writing of any material changes in the information set forth in the Registration Statement relating to such Purchaser or its plan of distribution, or of any supplemental information required to be included in the Registration Statement relating to its plan of distribution.

                  (d) Each Purchaser further represents and warrants, as of the date hereof and as of the Closing Date, to, and covenants with, the Company that: (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification and contribution agreements of the Purchaser in Section 7.4 hereof may be legally unenforceable.

                  (e) In consideration for the Company agreeing to its obligations set forth in Section 7 below in respect of Shares and Warrant Shares, each Purchaser agrees, in connection with any firm commitment underwritten offering of the Common Stock, upon the request of the managing underwriters of such offering, not to directly or indirectly (i) offer for sale, sell, pledge, contract to sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock or (ii) enter into any swap or derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Common Stock or other securities, in cash or otherwise, without the prior written consent of such managing underwriters during the period of time beginning ten days prior to the date when such managing underwriters advise the Company that they expect to initiate such public offering and ending at a date not to exceed ninety (90) days from the commencement of such public offering (the "Lock-Up Period"). Notwithstanding the foregoing, this obligation shall not apply to the Purchaser unless each of the Company's directors and executive officers who beneficially owns shares of Common Stock enters into a similar agreement.

                  SECTION 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor, for a period of one year following such payment therefor.


                  SECTION 7. Registration of Shares for Resale

                  7.1. Registration Procedures and Expenses.

                  (a) The Company shall as soon as practicable after Closing, but in no event later than thirty (30) days thereafter, prepare and file with the Commission a registration statement on Form S-3 (or if such form is unavailable to the Company, on such other form deemed appropriate for the registration of the Common Stock by the Commission) (the "Registration Statement") to register the Shares and Warrant Shares (collectively, the "Registrable Shares") for resale by the Purchasers in non-underwritten, market transactions, and shall use its best efforts to cause the Registration Statement to become effective as soon as practicable thereafter. The Company shall, at least three (3) business days before filing such Registration Statement, provide a draft to each Purchaser and its counsel and its agent for review. The Company shall use its best efforts to cause the Registration Statement to become effective within ninety (90) days after the Closing or, if the Registration Statement or any periodic report of the Company filed pursuant to the Exchange Act is selected for a review by the Commission, within one hundred twenty (120) days after the Closing;

                  (b) The Company shall promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such the Registration Statement effective until such date when either all of the Registrable Shares have been sold pursuant thereto or, by reason of Rule 144(k) of the Commission under the Securities Act or any other rule of similar effect, the Registrable Shares may be sold by the Purchasers in ordinary market transactions without registration and without compliance with of any volume limitations (the "Registration Period");

                  (c) The Company shall promptly furnish to each Purchaser and its agent such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act as such Purchaser or its agent may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by such Purchaser;

                  (d) The Company shall promptly file documents required of the Company for any required blue sky clearance for the Registrable Shares in such states specified in writing by each Purchaser or its agent; provided, however, that the Company shall not be required to (i) qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented, (ii) subject itself to general taxation in any such jurisdiction, (iii) provide any undertakings that cause the Company undue burden or expense or (iv) make any change in its charter or bylaws;

                  (e) The Company shall promptly inform each Purchaser and its agent when any stop order has been issued with respect to the Registration Statement and use its commercially practical best efforts to promptly cause such stop order to be withdrawn;

                  (f) The Company shall notify each Purchaser whose Registrable Shares are registered on a Registration Statement and its agent at any time when a prospectus relating to any Registrable Shares covered by such Registration Statement or a Company Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly file such amendments and supplements as may be necessary so that, as thereafter delivered to such Purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and use its best commercially practical efforts to cause each such amendment and supplement to become effective;

                  (g) The Company shall bear all expenses in connection with the procedures in clauses (a) through (f) in this Section 7.1 and the registration of the Registrable Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers and any expenses relating to the sale of the Registrable Shares by the Purchasers (including without limitation, broker's commissions, discounts or fees of any nature and transfer taxes or charges of any nature); and

                  (h) The Company understands that each Purchaser disclaims being an underwriter, but a Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A questionnaire related to the Registration Statement to be completed by each Purchaser is set forth on Appendix I.

                  7.2. Transfer of Registrable Shares. Each Purchaser agrees that it will not effect any disposition of Registrable Shares except as contemplated in the Registration Statement and as described in the "Plan of Distribution" section of the prospectus included therein, or as otherwise in compliance with applicable securities laws, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Purchaser or such "Plan of Distribution." Without limitation, each Purchaser understands that
(i) except as permitted by applicable law, it may not use Registrable Shares to cover a short position in shares of the Common Stock created prior to the effective date of the Registration Statement, and (ii) it must deliver a prospectus in connection with any short sale of the Registrable Shares unless it is exempt from such requirement.

                  7.3. Certain Penalties. In the event that (i) the Registration Statement to be filed by the Company pursuant to Section 7.1 hereof is not filed with the Commission within thirty (30) days from the Closing Date, (ii) such Registration Statement is not declared effective by the Commission within the earlier of ninety (90) days after the Closing Date (which number of days shall be increased to one hundred twenty (120) days if the Registration Statement or any periodic report of the Company filed pursuant to the Exchange Act is selected for full review by the Commission) or five (5) days of clearance by the Commission to request effectiveness or (iii) such Registration Statement is not maintained as effective by the Company for the period set forth in Section 7.1(b) hereof (each a "Registration Default") then the Company will pay Purchaser (pro rated on a daily basis), as liquidated damages for such failure and not as a penalty, one percent (1%) of the purchase price of shares of Common Stock purchased from the Company and held by the Purchaser for each month until such Registration Statement has been filed, and in the event of late effectiveness (in case of clause (ii) above) or lapsed effectiveness (in the case of clause (iii) above), one percent (1%) of the purchase price of shares of Common Stock purchased from the Company and held by the Purchaser each month (regardless of whether one or more such Registration Defaults are then in existence, but without duplication of liquidated damages) until such Registration Statement has been declared effective. Such payment of the liquidated damages shall be made to the Purchaser in cash, within five (5) calendar days of demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Common Stock pursuant to this Section 7. Notwithstanding the foregoing, if a Registration Default results solely from any action taken or failure to act by the Purchaser, or from any governmental action taken with respect to the Purchaser, the Company shall not be liable for any damages under this Section 7.3

                  If the Company does not remit the payment to the Purchaser as set forth above, the Company will pay the Purchaser reasonable costs of collection, including attorneys' fees, in addition to the liquidated damages. The registration of the Common Stock pursuant to this provision shall not affect or limit the Purchaser's other rights or remedies as set forth in this Agreement.

                  7.4. Indemnification. For the purpose of this Section 7.4:

                  (a) the term "Selling Stockholder" shall include the Purchaser, its officers, directors, agent and/or trustees and any affiliate or controlling person of such Purchaser or any permitted assign hereunder;

                  (b) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

                  (c) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of the representations set forth in Section 4 hereof by the Company, or any untrue statement of a material fact contained in the Registration Statement, or arise out of any failure by the Company to fulfill any agreement, covenant or undertaking contained in this Agreement or included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable out-of-pocket legal or other documented out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, (i) an untrue statement made in the Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in the Registration Statement (which shall be deemed to include the information set forth in the Registration Statement Questionnaire and in the "Plan of Distribution" section of the prospectus included as part of the Registration Statement), (ii) the failure of such Selling Stockholder to comply with the covenants and agreements contained herein respecting transfer or sale of Registrable Shares, or (iii) any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Purchaser sufficiently prior to the pertinent sale or sales by the Purchaser. The Company shall also not be liable for amounts paid in settlement of any loss, claim, damage or liability if such settlement if effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.

                  Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of the representations set forth in
Section 5 hereof by such Purchaser, or any failure by such Purchaser to comply with the covenants and agreements contained herein regarding the transfer or sale of Registrable Shares, or any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in the Registration Statement. Each Purchaser will reimburse, severally and not jointly, the Company (or such officer, director or controlling person), as the case may be, for any out-of-pocket legal or other documented out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. Each Purchaser agrees that the information regarding the Purchaser or its officers, directors and affiliates and their intended plan of distribution of the Shares set forth in the Registration Statement Questionnaire, the form of which is set forth on Appendix I, or included from time to time in the Registration Statement (including without limitation the "Plan of Distribution" section of the prospectus included in the Registration Statement) shall be deemed to be written information furnished to the Company by or on behalf of the Purchaser specifically for use in the Registration Statement. The foregoing indemnification shall be limited in amount as to each Purchaser to the Purchase Price paid by such Purchaser hereunder.

                  Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action; provided, however, that any failure by an indemnified person to notify an indemnifying person shall not relieve the indemnifying person from its obligations hereunder except to the extent that the indemnifying person is materially prejudiced thereby. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume and control the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnifying person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided further, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties hereunder and under the other Agreements.

                  If the indemnification provided for in this Section 7.4 from the indemnifying person would be applicable by its terms but is otherwise unavailable, as determined by a court of applicable jurisdiction, to an indemnified person hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying person, in lieu of indemnifying such indemnified person, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying person and indemnified persons in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying person and indemnified persons shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying person or indemnified persons, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section 7.3, any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7.4, no Purchaser shall be required to contribute any amount in excess of the aggregate dollar amount of the proceeds received by such Purchaser upon the sale of the Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  7.5. Termination of Conditions and Obligations. The conditions imposed by Section 5 or this Section 7 upon the transferability of Registrable Shares shall cease and terminate as to any particular number of Registrable Shares when the offering of such Registrable Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement and the "Plan of Distribution" section of prospectus included therein, or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                  7.6. Continued Availability of Information. So long as the Registration Statement is effective covering the resale of Registrable Shares owned by the Purchaser, the Company will furnish to the Purchaser:

                  (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K, (iii) any quarterly reports to stockholders, and if not included in substance in its quarterly reports to stockholders, its quarterly reports on Form 10-Q, and (iv) a full copy of the Registration Statement (the foregoing, in each case, excluding exhibits);

                  (b) upon the reasonable request of a Purchaser or its agent, all exhibits excluded by the parenthetical to clause (a)(iv) of this Section 7.6 and all other information that is made available to stockholders; and

                  (c) upon the reasonable request of a Purchaser or its agent, an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of a Purchaser or its agent, will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production at the Company's headquarters of non-confidential information (and, upon execution of a confidentiality agreement satisfactory to the Company, confidential information).

                  7.7. Reports under Exchange Act. With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Purchaser to sell Registrable Shares to the public without registration, and with a view to making it possible to register the Registrable Shares pursuant to a registration statement on Form S-3, the Company agrees to:

                  (a) make and keep available public information, as understood and defined in Rule 144, at all times;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to a Purchaser owning any Registrable Shares or its agent upon reasonable request (i) a written statement by the Company that is has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose Registrable Shares may be resold pursuant to a registration statement on Form S-3 (at any time after it so qualified), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably required in availing any Purchaser of Registrable Shares of any rule or regulation of the Commission which permits the selling of any such Registrable Shares without registration or pursuant to such form.

                  SECTION 8. Broker's Fees. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Units to the Purchaser, except for the Company's obligations to certain finders or placement agents engaged by the Company pursuant to a written agreement.

                  SECTION 9. Expenses. At the Closing, each party hereto shall bear its own expenses.

                  SECTION 10. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by a nationally recognized overnight express courier postage prepaid, and shall be deemed given one day after being so sent and shall be delivered as addressed as follows:

                  (a)      if to the Company, to:

                           Cell Pathways, Inc.
                           702 Electronic Drive
                           Horsham, PA 19044
                           Attention: Robert J. Towarnicki
                           President and Chief Executive Officer

                           with copies so mailed to:

                           Martha E. Manning, Esq.
                           Senior Vice President, General Counsel and Secretary Cell Pathways, Inc.
                           702 Electronic Drive
                           Horsham, PA 19044

                           and to

                           Morgan, Lewis & Bockius LLP
                           1701 Market Street
                           Philadelphia, Pennsylvania  19103-2921
                           Attention:  Stephen Jannetta

                           or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

                  (b) if to the Purchaser, at the address set forth on Schedule A or Schedule B hereto, or at such other address or addresses as may have been furnished to the Company in writing,

                  SECTION 11. Entire Agreement; Changes. This Agreement sets forth the entire agreement of the parties and may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

                  SECTION 12. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  SECTION 13. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                  SECTION 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS.

                  SECTION 15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                      CELL PATHWAYS, INC.


                                      By:
                                           -------------------------------------
                                           Robert J. Towarnicki
                                           President and Chief Executive Officer

                                      [PURCHASER]



                                      By:
                                           -------------------------------------
                                      Name:
                                      Title:

                                   SCHEDULE A

NAME AND ADDRESS         NUMBER OF UNITS           PRICE            AGGREGATE
OF PURCHASERS            TO BE PURCHASED         PER UNIT        PURCHASE PRICE

                                                                     Appendix I
                                                                   (one of two)


                               CELL PATHWAYS, INC.
                   STOCK CERTIFICATE AND WARRANT QUESTIONNAIRE



Please provide us with the following information:

1.   The exact name that your Shares and
     Warrants (both must be in the same
     name) are to be registered. This is
     the name that will appear on your
     stock certificate(s) and Warrants(s).
     You may use a nominee name if
     appropriate:                                        ______________________


2.   The relationship between the Purchaser of
     the Units and the registered holder listed
     in response to item 1 above:                        ______________________

3.   The mailing address of the registered holder
     listed in response to item 1 above:                 ______________________

                                                         ______________________

4.   The social security number or tax identification
     number of the registered holder listed in
     response to item 1 above:                           ______________________

                                                                    Appendix I
                                                                  (two of two)

                               CELL PATHWAYS, INC.
                      REGISTRATION STATEMENT QUESTIONNAIRE


                  In connection with the preparation of the Registration Statement, please provide us with the following information:

                  1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

                  2. Please provide the number of shares of Common Stock that you or your organization will own beneficially or of record immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions (indicating whether you have sole or shared voting or dispositive power over such securities as determined under applicable rules of the Securities and Exchange Commission):

       VOTING POWER                 DISPOSITIVE POWER
   Sole           Shared          Sole            Shared
__________      __________     __________       __________     Common Stock beneficially owned prior to the
                                                               date hereof

__________      __________     __________       __________     Shares being purchased from the Company

__________      __________     __________       __________     Warrant Shares, issuable upon exercise of the Warrants being purchased from the Company

__________      __________     __________       __________     Common Stock issuable upon exercise of other options or warrants that you may own, to the extent such shares of Common Stock are deemed to be beneficially owned

      TOTAL:    ________________ shares of Common Stock beneficially owned


                  3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Company's proxy statement for its 2001 annual meeting of stockholders, or with UBS Warburg LLC?

                           _____ Yes         _____ No

                  If yes, please indicate the nature of any such relationships below:

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  4. Attached is a draft of the proposed "Plan of Distribution" section of the prospectus included in the Registration Statement. Please confirm that the draft is a correct and complete statement of your intended plan of distribution.

                           _____ Yes         _____ No

                              PLAN OF DISTRIBUTION

                  The Shares being offered by the Selling Stockholder or its respective pledgees, donees, transferees or other successors in interest, will be sold in one or more transactions (which may involve block transactions) on the Nasdaq National Market or on such other market on which the Common Stock may from time to time be trading, in privately negotiated transactions, through the writing of options on the Shares, short sales or any combination thereof. The sale price to the public may be the market price prevailing at the time of sale, a price related to such prevailing market price or such other price as the Selling Stockholder determines from time to time. The Shares may also be sold pursuant to Rule 144. The Selling Stockholder shall have the sole and absolute discretion not to accept any purchase offer or make any sale of Shares if they deem the purchase price to be unsatisfactory at any particular time.

                  The Selling Stockholder or its respective pledgees, donees, transferee or other successors in interest, may also sell the Shares directly to market makers acting as principals and/or broker-dealers acting as agents for themselves or their customers. Brokers acting as agents for the Selling Stockholder will receive usual and customary commissions for brokerage transactions, and market makers and block purchasers purchasing the Shares will do so for their own account and at their own risk. It is possible that the Selling Stockholder will attempt to sell shares of Common Stock in block transactions to market makers or other purchasers at a price per share which may be below the then market price. There can be no assurance with all or any of the Shares offered hereby will be issued to, or sold by, the Selling Stockholder. The Selling Stockholder and any brokers, dealers or agents, upon effecting the sale of any of the Shares offered hereby, may be deemed "underwriters" as that term is defined under the Securities Act or the Exchange Act, or the rules and regulations thereunder.

                  The Selling Stockholder, alternatively, may sell all or any part of the Shares offered hereby through an underwriter. The Selling Stockholder has not entered into any agreement with a prospective underwriter and there is no assurance that any such agreement will be entered into. If the Selling Stockholder enters into such an agreement or agreements, the relevant details will be set forth in a supplement or revisions to this prospectus.

                  Upon the Company being notified by the Selling Stockholder that any material arrangement has been entered into with a broker or dealer for the sale of Shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplemented prospectus will be filed, if required, pursuant to Rule 424(c) under the Securities Act, disclosing (a) the name of each such broker-dealer,
(b) the number of Shares involved, (c) the price at which such Shares were sold,
(d) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (e) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, as supplemented, and (f) other facts material to the transaction.

                  The Selling Stockholder and any other persons participating in the sale or distribution of the Shares will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, which provisions may limit the timing of purchases and sales of any of the Shares by the Selling Stockholder or any other such person. The foregoing may affect the marketability of the Shares.

                  The Company has agreed to indemnify the Selling Stockholder, or its transferees or assignees, against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Selling Stockholder or its respective pledgees, donees, transferees or other successors in interest, may be required to make in respect thereof.

                  The Company is bearing all costs relating to the registration of the Shares (other than fees and expenses, if any, of counsel or other advisers to the Selling Stockholder). Any commissions, discounts or other fees payable to broker-dealers in connection with any sale of the Shares will be borne by the Selling Stockholder.

                                                                   APPENDIX II

Attention:

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

           The undersigned, [AN OFFICER OF, OR OTHER PERSON DULY AUTHORIZED BY] ___________________________________________________ [FILL IN OFFICIAL NAME OF
INDIVIDUAL OR INSTITUTION] hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on [DATE] pursuant to and in accordance with registration statement number ____________________ [FILL IN THE NUMBER OF OR OTHERWISE IDENTIFY REGISTRATION STATEMENT] and the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

            Name of Purchaser
              (individual or
              institution):        ______________________

            Name of individual
              representing
              Purchaser (if an
              institution)         ______________________

            Title of individual
              representing
              Purchaser (if an
              institution):        ______________________

Signature by:

            Individual purchaser
              or individual repre-
              senting purchaser:   ______________________